UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        March 7, 2006

Matritech, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2006, the Compensation Committee of Matritech’s Board of Directors (the “Committee”) awarded annual bonuses to executive officers in accordance with the provisions of the Amended and Restated Management Bonus Plan as of December 9, 2005 (the “Plan”) using the corporate performance rating factor of 50% as determined by the Committee on February 10, 2006 for the award of bonuses to Stephen D. Chubb, the Company’s Chief Executive Officer, and David L. Corbet, the Company’s President and Chief Operating Officer, and using both that corporate performance rating factor and the Committee’s determination of achievement of individual performance objectives to award bonuses to other executive officers. The specific amounts of the bonus awards for each executive officer are set forth below:

Individual	Position	Current Cash Award	Restricted Stock Award or Restricted Stock Unit Award	Deferred Cash Award

Stephen D. Chubb	Chairman and Chief Executive Officer	$42,900.00	28,224 shares	$21,450.00
David L. Corbet	President and Chief Operating Officer	$29,224.38	19,227 shares	$14,612.19
Richard A. Sandberg	Chief Financial Officer, Vice President and Assistant Secretary	$18,990.53	12,494 shares	$9,495.27
Melodie R. Domurad	Vice President, Clinical and Regulatory Affairs	$27,459.32	18,066 shares	$13,729.66
Gary J. Fagan	Vice President, Research and Development	$15,680.00	10,316 shares	$7,840.00
Franz Maier	President, Matritech GmbH	24,328.50 Euros	19,026 units	12,164.25 Euros
John E. Quigley	Vice President, Sales and Marketing	$21,765.12	14,320 shares	$10,882.56
Patricia Randall	Vice President, General Counsel, Chief Legal Officer and Secretary	$24,267.90	15,966 shares	$12,133.95

All of the terms and provisions applicable to the restricted stock awards, the restricted stock unit awards and the deferred cash awards are as provided in the Plan and as is contained in the form of restricted stock award agreement and restricted stock unit award agreement previously approved by the Committee, which are attached hereto as Exhibits 10.1 and 10.2.

  In accordance with the Plan, the Compensation Committee has established corporate performance objectives and has approved individual performance objectives for 2006. Such objectives are of the same nature as those approved for the 2005 year, consisting of corporate performance objectives for target revenues, operating loss metrics and product development goals, and consisting of individual performance objectives for targets sales and distribution accomplishments, progress with alliances, regulatory compliance, margin levels, customer service arrangements, financial metrics, product development, and market acceptance.

On March 7, 2006, the Committee made restricted stock awards to certain other executive officers and made a restricted stock unit award to Franz Maier, the President of Matritech GmbH, the Company’s German subsidiary. These awards were made in lieu of granting stock options to such executive officers in accordance with the guidelines for annual stock option awards. In substituting restricted stock awards and a restricted stock unit award for stock options, the Committee reduced the number of shares subject to the award to 1/3 of that which would have been made as a stock option. The restricted stock and restricted stock units will vest in each executive officer at the rate of ¼ of the award on each of the first four anniversaries of the date of grant. The number of shares covered by the award to each executive officer is set forth below:

Individual	Position	Restricted Stock or Restricted Stock Unit Award
Richard A. Sandberg	Chief Financial Officer, Treasurer, Vice President and Assistant Secretary	13,333 shares
Melodie R. Domurad	Vice President, Clinical and Regulatory Affairs	16,667 shares
Gary J. Fagan	Vice President, Research and Development	10,000 shares
Franz Maier	President, Matritech GmbH	25,000 units
John E. Quigley	Vice President, Sales and Marketing	13,333 shares
Patricia Randall	Vice President, General Counsel, Chief Legal Officer and Secretary	10,000 shares

The form of restricted stock award agreement pursuant to which these restricted stock awards were granted is attached hereto as Exhibit 10.3. The form of restricted stock unit award agreement pursuant to which the restricted stock unit award was granted is attached hereto as Exhibit 10.4.

On March 7, 2006, the Committee also made special performance-based restricted stock awards to Messrs. Chubb and Corbet to incentivize them to achieve objectives relating to operating profit/loss position through the end of the 2007 fiscal year. Vesting will be 1/3 for achievement of a specified minimum, 2/3 for achievement of the target, and all for achievement at a specified level above the target. Determination as to achievement and vesting will be made by the Committee in early 2008, when financial results for fiscal year 2007 are finalized. The amounts of these special performance-based restricted stock awards are set forth below:

Individual	Position	Performance-Based Restricted Stock Award

Stephen D. Chubb	Chairman and Chief Executive Officer	85,000 shares
David L. Corbet	President and Chief Operating Officer	50,000 shares

Under the terms of these performance-based restricted stock awards, the executives will be required to hold, on a net after-tax basis, 50% of the shares which vest except to the extent that the executive equals or exceeds his applicable stock ownership guideline. Those guidelines provide for ownership by the Chief Executive Officer of the lower of 150,000 shares or 4 times his base salary and for the President the lower of 100,000 shares or 2.5 times his base salary. All stock holdings of the executive or a member of his immediate family count towards the ownership target, including any unvested shares of restricted stock held, but unexercised stock options do not count towards the goal. The form of performance-based restricted stock award agreement used for these awards to Messrs. Chubb and Corbet is attached hereto as Exhibit 10.5.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement used for bonus awards under Amended and Restated Management Bonus Plan as of December 9, 2005

10.2	Form of Restricted Stock Unit Award Agreement used for bonus awards under Amended and Restated Management Bonus Plan as of December 9, 2005

10.3	Form of Restricted Stock Award Agreement in lieu of stock option grants to US based executive officers

10.4	Form of Restricted Stock Unit Award Agreement in lieu of stock option grant to non-US based executive officer

10.5	Form of Performance-based Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: March 10, 2006	By:	/s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement used for bonus awards under Amended and Restated Management Bonus Plan as of December 9, 2005

10.2	Form of Restricted Stock Unit Award Agreement used for bonus awards under Amended and Restated Management Bonus Plan as of December 9, 2005

10.3	Form of Restricted Stock Award Agreement in lieu of stock option grants to US based executive officers

10.4	Form of Restricted Stock Unit Award Agreement in lieu of stock option grant to non-US based executive officer

10.5	Form of Performance-based Restricted Stock Award Agreement